Exhibit 10.10

FIRST AMENDMENT TO

MARKETING SERVICES AGREEMENT

This First Amendment (“First Amendment”) to the MARKETING SERVICES AGREEMENT dated March 15, 2024 (the “Services Agreement”), with Schedule A: COMPENSATION (the “Schedule,” and together with the Services Agreement, the “Agreement”), is by and between OUTSIDE THE BOX CAPITAL INC. (“Outside The Box Capital”), and BRAG HOUSE (the “Company”). Each party is referred to individually as a “Party” and collectively as “Parties.”

BACKGROUND

1. Outside The Box Capital and Company entered into the Agreement wherein Company retained Outside The Box Capital for the provision of Services (as defined in the Agreement).

2. The Services were to be provided between May 1, 2024, and October 31, 2024.

3. The Parties desire to amend the Agreement to have the Services commence on December 15, 2024, and end on June 15, 2025, to permit Outside The Box Capital to provide the Services in exchange for Company agreeing to pay the compensation set for in the Schedule.

4. The Parties deem it in their mutual interests to enter into this First Amendment upon the terms and conditions set forth.

Accordingly, in consideration of the mutual covenants and promises herein, the Parties agree as follows:

1. The first sentence of Paragraph 1(a) is hereby amended as follows:

“(a) Outside The Box Capital’s services to the Company will commence on December 15, 2024 (“Effective Date”) and end on June 15, 2025 (“Ending Date”) overall being the Initial Period (“Initial Period”).

2. This First Amendment may be executed in counterparts by the Parties hereto, each of which will constitute an original of this First Amendment and all of which, when taken together, will constitute one and the same instrument. The Parties hereto intend that facsimile and/or electronic copies of fully executed counterparts of this First Amendment will be binding and enforceable.

3. This First Amendment is governed by and construed in accordance with the laws of the State of New York in the United States without regard to its conflict of law provisions.

[Signatures on next page]

IN WITNESS WHEREOF, intending to be legally bound, the Parties have executed this First Amendment as of the last date written below.

Outside The Box Capital Inc.		Brag House

By:	/s/ Jason Coles	By:	/s/ Lavell Juan
	Jason Coles		Lavell Juan
	CEO		CEO